UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8217

Name of Fund: MuniHoldings New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniHoldings New York
                                        Insured Fund, Inc.

Semi-Annual Report
February 29, 2004

[LOGO] Merrill Lynch Investment Managers

MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of February 29, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 8.83%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities.


2      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

A Letter From the President

Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The trend held true in the tax-exempt market, where the Lehman Brothers Non-Investment Grade Index of municipal bonds posted respective returns of +10.96% and +16.15% for the six-month and 12-month periods ended February 29, 2004. This compared to a six-month return of +6.52% and a 12-month return of +6.30% for the broader-based Lehman Brothers Municipal Bond Index.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 left us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      Our strategy has been and continues to be focused on increasing the Fund's yield while protecting net asset value in what has been a volatile interest rate environment.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined while the U.S. economy gained strength. Gross domestic product expanded at an annualized rate of 8.2% in the third quarter of 2003, with fourth-quarter growth reported at 4.1%. Notwithstanding the impressive economic growth, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

At the end of February 2004, long-term U.S. Treasury bond yields stood at 4.84%, representing a decline of nearly 40 basis points (.40%) over the past six months. Tax-exempt municipal bond yields also moved sharply lower during the period, while their prices -- which move opposite their yields -- rose accordingly. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell almost 60 basis points. The same was true of 30-year issues rated AAA -- the highest rated -- according to Municipal Market Data. Shorter-maturity bonds fared even better, as yields on 10-year AAA-rated bonds declined approximately 65 basis points during the period.

Supporting the recent yield declines was a pronounced decrease in new bond issuance. This translated into favorable supply/demand dynamics in the municipal marketplace. Approximately $170 billion in municipal bonds was underwritten during the past six months, a drop of approximately 10% compared to the same period a year earlier. In February, just $22 billion in new long-term municipal bonds was underwritten, a decline of more than 25% versus February 2003. New supply of municipal bonds is expected to remain manageable in 2004, a trend we believe will continue to support the tax-exempt market's performance relative to the taxable bond market.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Municipal yields have recently ranged from 88% to 91% of Treasury yields, slightly higher than their recent historical average. Moreover, municipal investors generally preferred longer-dated securities, which offered somewhat higher yields in the low interest rate environment. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

Describe conditions in the State of New York.

The weakened economy continued to put pressure on New York's budget in the past year. Despite spending cuts and significant increases in personal and sales tax rates, the state relied on one-time revenues, particularly $4.2 billion in proceeds from tobacco settlement revenue bonds, to close its budget gap in the current fiscal year (which ends March 31, 2004).

The state faces a $5 billion budget deficit for the 2004 - 2005 fiscal year (which begins April 1, 2004). Balancing the 2004 - 2005 budget will be especially difficult given political resistance to additional tax hikes and cuts in popular programs, pressures from local governments for pension and Medicaid relief, and the lack of readily available one-time revenue sources. Furthermore, structural balance may be further complicated by a pending court ruling on equitable school funding that could add up to $2 billion in annual education spending. However, the state historically has been able to close prior budget gaps with a mix of tax increases, spending cuts and non-recurring revenues.

While New York's economy remains sluggish and depends on the performance of the financial sector, slight growth is evident. The state projects 4.4% growth in personal income in 2004, following an estimated 2.7% growth in 2003 and a .2% decline in 2002. According to the U.S. Department of Commerce, New York's personal income fell .1% in 2002, causing the state to drop from fourth to fifth highest in per capita income. Modest income growth in 2004 would boost personal income tax receipts, currently 38% of general fund receipts.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 29, 2004, the Common Stock of MuniHoldings New York Insured Fund, Inc. had net annualized yields of 5.76% and 6.11%, based on a period-end per share net asset value of $16.08 and a per share market price of $15.16, respectively, and $.462 per


4      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004
share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +9.27%, based on a change in per share net asset value from $15.19 to $16.08, and assuming reinvestment of $.459 per share ordinary income dividends.

For the six-month period ended February 29, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, .72%; Series B, ..65%; Series C, .81%; Series D, .92%; and Series E, .70%.

Fund performance, based on net asset value, lagged the +10.92% average return of its comparable Lipper category of New York Insured Municipal Debt Funds for the six-month period ended February 29, 2004. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We maintained our focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. The most volatile part of the yield curve during the period continued to be the 10-year - 15-year sector. Therefore, with our existing cash reserves, we looked to purchase premium-coupon bonds in the 20-year - 30-year maturity range whenever they became available. Our observations and research reveal that the longer end of the yield curve has held firm. As such, this is where we have found the greatest value. By taking advantage of the steep yield curve, we have successfully been able to increase the Fund's yield while muting its net asset volatility.

In terms of leverage, the Fund's borrowing costs generally remained below 1% throughout the period. The attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, based on AMPS, was 38.73% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

In our view, the municipal market will continue to be volatile over the next few months. Should interest rates continue to decline, we intend to shift to a more defensive stance to prepare the Fund to outperform when interest rates eventually head higher. As long as the municipal yield curve remains steep, we will continue to sell the intermediate part of the curve and use periods of volatility to structure higher-coupon bonds whenever they are attractively priced.

Walter C. O'Connor                      Robert D. Sneeden
Co-Portfolio Manager                    Co-Portfolio Manager

March 18, 2004

--------------------------------------------------------------------------------
We are pleased to announce that Walter C. O'Connor and Robert D. Sneeden have been named Co-Portfolio Managers of MuniHoldings New York Insured Fund, Inc. and are primarily responsible for the day-to-day management of the portfolio. Mr. O'Connor has been Managing Director of Merrill Lynch Investment Managers (MLIM) since 2003, and was Director thereof from 1997 to 2003. He has been Portfolio Manager with MLIM since 1991. Mr. Sneeden has been Vice President of MLIM since 1998 and was Assistant Vice President and Portfolio Manager from 1994 to 1998. He has been Portfolio Manager with MLIM since 1994.
--------------------------------------------------------------------------------


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004       5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                      Value
====================================================================================================================================
New York--148.8%
------------------------------------------------------------------------------------------------------------------------------------
                                                        Albany County, New York, Airport Authority, Airport Revenue
                                                        Bonds, AMT (d):
                          AAA       Aaa       $ 1,500         5.375% due 12/15/2017                                        $  1,678
                          AAA       Aaa         1,500         5.50% due 12/15/2019                                            1,616
                          AAA       Aaa         5,200         6% due 12/15/2023                                               5,910
                          ----------------------------------------------------------------------------------------------------------
                          AA        NR*         3,375   Albany, New York, IDA, Civic Facility Revenue Bonds (The
                                                        University Heights Association--Albany Law School), Series A,
                                                        6.75% due 12/01/2029 (m)                                              4,031
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Albany, New York, Municipal Water Finance Authority, Water
                                                        and Sewer System, Revenue Refunding Bonds, Series A, 6.375%
                                                        due 12/01/2009 (b)(f)                                                 1,228
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,000   Battery Park City Authority, New York, Senior Revenue
                                                        Refunding Bonds, Series A, 5% due 11/01/2023                          3,196
                          ----------------------------------------------------------------------------------------------------------
                                                        Buffalo, New York, GO, Series D (d):
                          AAA       Aaa         1,000         6% due 12/01/2009 (f)                                           1,208
                          AAA       Aaa         1,000         6% due 12/01/2013                                               1,194
                          ----------------------------------------------------------------------------------------------------------
                          NR*       C           3,750   Cicero, New York, Local Development Corporation Revenue Bonds
                                                        (Cicero Community Recreation Project), Series A, 6.75%
                                                        due 5/01/2042                                                           611
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,025   Erie County, New York, GO, Public Improvement, Series A,
                                                        5.75% due 10/01/2013 (b)                                              1,207
                          ----------------------------------------------------------------------------------------------------------
                                                        Erie County, New York, IDA, School Facility Revenue Bonds
                                                        (City of Buffalo Project) (d):
                          AAA       Aaa         2,500         5.75% due 5/01/2019                                             2,910
                          AAA       Aaa         5,150         5.75% due 5/01/2024                                             5,842
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         9,250   Long Island Power Authority, New York, Electric System
                                                        Revenue Bonds, Series C, 5% due 9/01/2033 (l)                         9,685
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,900   Long Island Power Authority, New York, Electric System
                                                        Revenue Refunding Bonds, Series A, 5.25% due 12/01/2026 (e)           4,186
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,600   Metropolitan Transportation Authority, New York, Commuter
                                                        Facilities Revenue Bonds (Grand Central Terminal), Series 1,
                                                        5.70% due 7/01/2005 (d)(f)                                            7,071
                          ----------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Commuter
                                                        Facilities Revenue Refunding Bonds, Series D (e):
                          AAA       Aaa           460         5.125% due 1/01/2012 (f)                                          531
                          AAA       Aaa           540         5.125% due 7/01/2022 (j)                                          594
                          ----------------------------------------------------------------------------------------------------------
                          AAA       A1          7,280   Metropolitan Transportation Authority, New York, Dedicated
                                                        Tax Fund Revenue Bonds, Series A, 5% due 11/15/2031 (b)               7,582
                          ----------------------------------------------------------------------------------------------------------
                          A1+       Aaa         4,200   Metropolitan Transportation Authority, New York, Dedicated
                                                        Tax Fund Revenue Refunding Bonds, VRDN, Series B, 0.93%
                                                        due 11/01/2022 (d)(h)                                                 4,200
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         8,760   Metropolitan Transportation Authority, New York, Revenue
                                                        Bonds, Series A, 5.50% due 11/15/2022 (d)                            10,326
                          ----------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Revenue
                                                        Refunding Bonds:
                          NR*       Aaa         3,000         RIB, Series 724X, 10.30% due 11/15/2032 (d)(g)                  3,903
                          AAA       Aaa         2,500         Series A, 5.50% due 11/15/2018 (a)                              2,863
                          AAA       Aaa         7,500         Series A, 5% due 11/15/2030 (d)                                 7,844
                          AAA       Aaa         2,500         Series A, 5.25% due 11/15/2031 (b)                              2,677
                          AAA       Aaa        29,000         Series A, 5.75% due 11/15/2032 (d)                             33,367
                          AAA       Aaa         1,500         Series B, 5% due 11/15/2028 (e)                                 1,578

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


6      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 3,500   Metropolitan Transportation Authority, New York, Service
                                                        Contract Revenue Refunding Bonds, Series A, 5%
                                                        due 7/01/2021 (b)                                                  $  3,743
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York, Transit
                                                        Facilities Revenue Bonds (f):
                          AAA       Baa1        1,215         Series C, 4.75% due 1/01/2012 (d)                               1,367
                          AAA       Baa1        2,535         Series C, 4.75% due 7/01/2012 (d)                               2,864
                          AAA       Aaa         1,000         Series C-1, 5.50% due 7/01/2008 (e)                             1,154
                          ---------------------------------------------------------------------------------------------------------
                                                        Metropolitan Transportation Authority, New York,
                                                        Transportation Revenue Refunding Bonds (e):
                          AAA       Aaa           800         Series E, 5.125% due 11/15/2024                                   853
                          AAA       Aaa         2,000         Series F, 5.25% due 11/15/2027                                  2,144
                          AAA       Aaa         1,070         Series F, 5% due 11/15/2031                                     1,119
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,385   Monroe Woodbury, New York, Central School District, GO,
                                                        5.625% due 5/15/2023 (e)                                              2,657
                          ---------------------------------------------------------------------------------------------------------
                                                        Nassau County, New York, Interim Finance Authority Revenue
                                                        Refunding Bonds, Series A-2 (a):
                          AAA       Aaa         4,795         5.375% due 11/15/2013                                           5,295
                          AAA       Aaa         1,345         5.375% due 11/15/2014                                           1,487
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,210   Nassau Health Care Corporation, New York, Health System
                                                        Revenue Bonds, 5.75% due 8/01/2029 (d)                                5,899
                          ---------------------------------------------------------------------------------------------------------
                          BBB       A3            705   New York City, New York, City Health and Hospital
                                                        Corporation, Health System Revenue Bonds, Series A, 5.375%
                                                        due 2/15/2026                                                           725
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Health and Hospital
                                                        Corporation, Health System Revenue Refunding Bonds, Series A:
                          AAA       Aaa         3,000         5.25% due 2/15/2012 (a)                                         3,438
                          AAA       Aaa         2,000         5.25% due 2/15/2017 (e)                                         2,215
                          ---------------------------------------------------------------------------------------------------------
                          A1+       NR*         1,600   New York City, New York, City Housing Development
                                                        Corporation, M/F Rental Housing Revenue Bonds (Carnegie
                                                        Park), VRDN, Series A, 0.93% due 11/15/2019 (h)(i)                    1,600
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa           885   New York City, New York, City IDA, Civic Facility Revenue
                                                        Bonds (Anti-Defamation League Foundation), Series A, 5.50%
                                                        due 6/01/2022 (e)                                                       976
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,200   New York City, New York, City IDA, Civic Facility Revenue
                                                        Refunding Bonds (Nightingale-Bamford School), 5.25%
                                                        due 1/15/2017 (a)                                                     1,349
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        18,960   New York City, New York, City IDA, IDR (Japan Airlines
                                                        Company), AMT, 6% due 11/01/2015 (d)                                 19,907
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,965   New York City, New York, City IDA, Parking Facility Revenue
                                                        Bonds (Royal Charter--New York Presbyterian), 5.75%
                                                        due 12/15/2029 (d)                                                    8,996
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,000   New York City, New York, City IDA, Special Facilities Revenue
                                                        Bonds (Terminal One Group), AMT, 6.125% due 1/01/2024 (e)             5,125
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Bonds:
                          NR*       Aaa        11,500         RIB, Series 726X, 10.30% due 6/15/2027 (e)(g)                  14,718
                          AAA       Aaa         2,850         Series A, 5.75% due 6/15/2031 (b)                               3,244
                          AAA       Aaa        11,350         Series B, 5.75% due 6/15/2026 (e)                              12,446
                          AAA       Aaa        11,000         Series B, 5.75% due 6/15/2029 (e)                              12,173
                          A1+       VMIG1+      6,560         VRDN, Series C, 0.89% due 6/15/2022 (b)(h)                      6,560
                          A1+       VMIG1+     11,400         VRDN, Series C, 0.89% due 6/15/2023 (b)(h)                     11,400
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Refunding Bonds:
                          AAA       Aaa         4,250         Series A, 5.50% due 6/15/2023 (b)                               4,437
                          AAA       Aaa         6,800         Series A, 5.50% due 6/15/2023 (e)                               7,099
                          AAA       Aaa         2,250         Series A, 5.375% due 6/15/2026 (d)                              2,411
                          A1+       VMIG1+     15,900         VRDN, Series A, 0.90% due 6/15/2025 (b)(h)                     15,900
                          A1+       VMIG1+     20,500         VRDN, Series G, 0.92% due 6/15/2024 (b)(h)                     20,500
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Transitional Finance Authority
                                                        Revenue Bonds, Future Tax Secured:
                          AAA       Aaa         6,405         Series B, 6.25% due 11/15/2018 (b)                              7,708
                          AA+       Aa2         3,180         Series C, 5.50% due 5/01/2025                                   3,514
                          AAA       Aaa         2,500         Series E, 5.25% due 2/01/2022 (e)                               2,727


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004       7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        New York City, New York, City Transitional Finance Authority
                                                        Revenue Bonds, Series B (e):
                          AAA       Aa2       $ 1,145         5.50% due 2/01/2012                                          $  1,327
                          AAA       Aa2           805         5.50% due 2/01/2013                                               935
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, GO:
                          A         Aaa         4,750         RIB, Series 725X, 10.30% due 3/15/2027 (d)(g)                   6,101
                          AAA       Aaa         4,500         Series B, 5.75% due 8/01/2013 (e)                               5,324
                          A         A2          3,750         Series D, 5.25% due 10/15/2023                                  4,007
                          AAA       Aaa           595         Series I, 6.25% due 4/15/2007 (e)(f)                              685
                          AAA       Aaa         1,255         Series I, 6.25% due 4/15/2027 (e)                               1,412
                          A1+       VMIG1+      7,000         VRDN, Series B, Sub-Series B-4, 0.89%
                                                              due 8/15/2023 (e)(h)                                            7,000
                          ---------------------------------------------------------------------------------------------------------
                                                        New York City, New York, GO, Refunding:
                          AAA       Aaa         1,000         Series A, 6.375% due 5/15/2013 (b)                              1,220
                          AAA       Aaa         3,700         Series A, 6.25% due 5/15/2026 (d)                               4,465
                          A         A2          3,650         Series G, 5.75% due 2/01/2020                                   3,938
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,300   New York State Dormitory Authority, Hospital Revenue Bonds
                                                        (New York Methodist Hospital), Series A, 6.05%
                                                        due 2/01/2034 (a)(c)                                                  2,555
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority, Hospital Revenue
                                                        Refunding Bonds:
                          AAA       Aaa         1,000         (New York Presbyterian Hospital), 5.50%
                                                              due 8/01/2011 (a)(c)                                            1,170
                          AAA       Aaa         2,000         (North General Hospital), 5.75% due 2/15/2017 (k)               2,327
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority, Lease Revenue Bonds:
                          AAA       Aaa         1,535         (Municipal Health Facilities Improvement Program),
                                                              Series 1, 5.50% due 1/15/2014 (d)                               1,758
                          AAA       Aaa           645         (Office Facilities Audit and Control), 5.50%
                                                              due 4/01/2023 (e)                                                 718
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,500   New York State Dormitory Authority, State University
                                                        Educational Facilities Revenue Refunding Bonds (1989
                                                        Resources), 6% due 5/15/2012 (e)                                      7,759
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority Revenue Bonds:
                          AAA       Aaa         1,340         (853 Schools Program), Issue 2, Series E, 5.75%
                                                              due 7/01/2019 (a)                                               1,551
                          AAA       Aaa         1,200         (Cooper Union of Advance Science), 6.25%
                                                              due 7/01/2029 (e)                                               1,410
                          AAA       Aaa         2,058         (Gustavus Adolphus Children's School), Series B, 5.50%
                                                              due 7/01/2018 (a)                                               2,346
                          AAA       Aaa         6,750         (Interfaith Medical Center), Series D, 5.40%
                                                              due 2/15/2028 (e)                                               7,319
                          AA        Baa3        1,585         (Long Island University), Series B, 5.50%
                                                              due 9/01/2020 (m)                                               1,748
                          AA        Baa3        1,500         (Long Island University), Series B, 5.25%
                                                              due 9/01/2028 (m)                                               1,578
                          AA-       NR*         1,835         (Mental Health Services Facilities Improvement),
                                                              Series B, 5.25% due 2/15/2023                                   1,978
                          AAA       Aaa         1,100         (Mental Health Services Facilities Improvement),
                                                              Series D, 5.875% due 2/15/2015 (d)                              1,253
                          AAA       Aaa         1,180         (New York State Rehabilitation Association), Series A,
                                                              5.25% due 7/01/2019 (l)                                         1,310
                          AAA       Aaa         1,000         (New York State Rehabilitation Association), Series A,
                                                              5.125% due 7/01/2023 (l)                                        1,068
                          AAA       Aaa         1,845         (Pace University), 6% due 7/01/2019 (e)                         2,194
                          AAA       Aaa         3,500         (Pace University), 6% due 7/01/2029 (e)                         4,106
                          AAA       NR*         1,750         (Saint Agnes Hospital), 5.40% due 2/15/2025 (e)                 1,894
                          AAA       Aaa         2,150         (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)           2,338
                          AAA       Aaa         1,240         (School Districts Financing Program), Series D, 5%
                                                              due 10/01/2030 (e)                                              1,298
                          AAA       Aaa         6,900         (School Districts Financing Program), Series E, 5.75%
                                                              due 10/01/2030 (e)                                              7,935
                          AAA       Aaa         1,400         (State University Educational Facilities), Series B,
                                                              5.75% due 5/15/2010 (d)(f)                                      1,679
                          AAA       Aaa         1,135         (Upstate Community Colleges), Series A, 6%
                                                              due 7/01/2017 (d)                                               1,349
                          AAA       Aaa           190         (Upstate Community Colleges), Series A, 6%
                                                              due 7/01/2018 (d)                                                 226
                          AAA       Aaa           270         (Upstate Community Colleges), Series A, 6%
                                                              due 7/01/2019 (d)                                                 321
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Dormitory Authority, Revenue Refunding Bonds:
                          AAA       Aaa         3,700         (Bronx-Lebanon Hospital Center), Series E, 5.20%
                                                              due 2/15/2013 (e)                                               4,126
                          AAA       NR*         1,865         (City University System), Series 1, 5.25%
                                                              due 7/01/2014 (b)                                               2,103
                          AAA       Aaa         3,400         (Saint Charles Hospital and Rehabilitation Center),
                                                              Series A, 5.625% due 7/01/2012 (e)                              3,831
                          AAA       Aaa         1,370         (School District Financing Program), Series I, 5.75%
                                                              due 10/01/2018 (e)                                              1,605
                          AAA       NR*            65         Series B, 5.50% due 2/15/2007 (e)(f)                               74
                          AAA       NR*         4,485         Series B, 5.50% due 8/15/2017 (e)(j)                            4,984
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Energy Research and Development Authority,
                                                        Facilities Revenue Refunding Bonds (Consolidated Edison Co.
                                                        of New York), Series A:
                          AAA       Aaa        12,505         6.10% due 8/15/2020 (a)                                        13,477
                          AAA       Aaa         3,500         6.10% due 8/15/2020 (e)                                         3,771


8      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 6,000   New York State Energy Research and Development Authority,
                                                        PCR, Refunding (Central Hudson Gas and Electric), Series A,
                                                        5.45% due 8/01/2027 (a)                                            $  6,597
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,285   New York State Energy Research and Development Authority,
                                                        Solid Waste Disposal Revenue Bonds (New York State Electric
                                                        and Gas Co. Project), AMT, Series A, 5.70% due 12/01/2028 (e)         1,315
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa        10,000   New York State Environmental Facilities Corporation, State
                                                        Clean Water and Drinking Revenue Bonds (New York City Water
                                                        Project), Series B, 5% due 6/15/2031                                 10,491
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,400   New York State Environmental Facilities Corporation, Water
                                                        Facilities Revenue Refunding Bonds (Spring Valley Water
                                                        Company), Series B, 6.15% due 8/01/2024 (a)                           4,574
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State, HFA, Revenue Refunding Bonds:
                          AAA       Aaa         2,000         (Fulton Manor), Series A, 6.10% due 11/15/2025 (a)(c)           2,148
                          AAA       Aaa         1,560         (Housing Mortgage Project), Series A, 6.10%
                                                              due 11/01/2015 (d)                                              1,660
                          AAA       Aaa         2,080         (Nursing Home and Health Care Project), Series A, 4.60%
                                                              due 11/01/2006 (e)                                              2,247
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   New York State Medical Care Facilities Finance Agency Revenue
                                                        Bonds (Mental Health Services), Series A, 6%
                                                        due 2/15/2005 (e)(f)                                                  1,067
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,800   New York State Medical Care Facilities, Mortgage Finance
                                                        Agency Revenue Bonds (Montefiore Medical Center), Series A,
                                                        5.75% due 2/15/2025 (a)(c)                                            7,182
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Mortgage Agency, Homeowner Mortgage Revenue
                                                        Bonds (e):
                          AAA       NR*         2,805         AMT, Series 84, 5.90% due 4/01/2022                             3,073
                          AAA       Aaa         4,965         Series 89, 6% due 10/01/2017                                    5,425
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Mortgage Agency, Homeowner Mortgage Revenue
                                                        Refunding Bonds:
                          AAA       Aaa         2,140         AMT, Series 67, 5.70% due 10/01/2017 (e)                        2,302
                          NR*       Aa1         1,000         Series 61, 5.80% due 10/01/2017                                 1,066
                          AAA       NR*         2,100         Series 83, 5.55% due 10/01/2027 (e)                             2,214
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Mortgage Agency Revenue Bonds, AMT, Series 27:
                          NR*       Aaa         3,500         5.80% due 10/01/2020                                            3,836
                          AAA       Aaa         5,700         5.875% due 4/01/2030 (e)                                        6,286
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Mortgage Agency, Revenue Refunding Bonds,
                                                        AMT (e):
                          AAA       NR*         6,815         DRIVERS, Series 279, 10.336% due 10/01/2028 (g)                 7,774
                          AAA       Aaa         2,305         Series 82, 5.65% due 4/01/2030                                  2,494
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Municipal Bond Bank Agency, Special School
                                                        Purpose Revenue Bonds, Series C:
                          A+        NR*         3,000         5.25% due 6/01/2019                                             3,295
                          A+        NR*         3,900         5.25% due 6/01/2020                                             4,249
                          A+        NR*         2,250         5.25% due 6/01/2021                                             2,433
                          A+        NR*         3,150         5.25% due 12/01/2021                                            3,406
                          A+        NR*         1,650         5.25% due 6/01/2022                                             1,772
                          A+        NR*         1,825         5.25% due 12/01/2022                                            1,960
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Thruway Authority, Highway and Bridge Trust
                                                        Fund Revenue Bonds, Series B-1 (b):
                          AAA       Aaa         5,000         5.75% due 4/01/2013                                             5,892
                          AAA       Aaa         3,000         5.75% due 4/01/2014                                             3,533
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,045   New York State Thruway Authority, Second General Highway and
                                                        Bridge Trust Fund Revenue Bonds, Series A, 5.25%
                                                        due 4/01/2023 (e)                                                     3,316
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,095   New York State Thruway Authority, Service Contract Revenue
                                                        Refunding Bonds (Local Highway), 6% due 4/01/2012 (e)                 3,529
                          ---------------------------------------------------------------------------------------------------------
                                                        New York State Thruway, Transportation Authority, State
                                                        Personal Income Tax Revenue Bonds, Series A (e):
                          AAA       Aaa         1,400         5% due 3/15/2020                                                1,515
                          AAA       Aaa         1,400         5% due 3/15/2022                                                1,494
                          ---------------------------------------------------------------------------------------------------------
                          BBB       Baa1       10,000   Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                        Refunding Bonds, AMT, Series B, 5.55% due 11/15/2024                 10,679
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,095   Niagara Falls, New York, Public Water Authority, Water and
                                                        Sewer System Revenue Bonds, Series A, 5.50% due 7/15/2026 (e)         1,172


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 1,700   Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                                                        (Mohawk Valley), Series A, 5.20% due 2/01/2013 (d)                 $  1,900
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,800   Oneida-Herkimer, New York, Solid Waste Management Authority,
                                                        Solid Waste Revenue Refunding Bonds, 5.50% due 4/01/2013 (d)          2,097
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         6,000   Port Authority of New York and New Jersey Revenue Refunding
                                                        Bonds, DRIVERS, AMT, Series 177, 10.728%
                                                        due 10/15/2032 (e)(g)                                                 7,453
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*        13,365   Port Authority of New York and New Jersey, Special Obligation
                                                        Revenue Bonds, DRIVERS, AMT, Series 278, 10.226%
                                                        due 12/01/2022 (e)(g)                                                16,729
                          ---------------------------------------------------------------------------------------------------------
                                                        Port Authority of New York and New Jersey, Special Obligation
                                                        Revenue Bonds (JFK International Air Terminal LLC), AMT,
                                                        Series 6 (e):
                          AAA       Aaa         3,000         6.25% due 12/01/2011                                            3,536
                          AAA       Aaa         7,830         6.25% due 12/01/2015                                            9,283
                          AAA       Aaa         7,000         5.90% due 12/01/2017                                            7,914
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         2,340   Rome, New York, City School District, GO, 5.50%
                                                        due 6/15/2017 (d)                                                     2,676
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         5,000   Schenectady, New York, IDA, Civic Facility Revenue Bonds
                                                        (Union College Project), Series A, 5.45% due 12/01/2029 (a)           5,507
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         3,000   Schenectady, New York, IDA, Civic Facility Revenue Refunding
                                                        Bonds (Union College Project), Series A, 5.625%
                                                        due 7/01/2031 (a)                                                     3,336
                          ---------------------------------------------------------------------------------------------------------
                          A         A3          4,355   Suffolk County, New York, IDA, IDR (Keyspan-Port Jefferson),
                                                        AMT, 5.25% due 6/01/2027                                              4,446
                          ---------------------------------------------------------------------------------------------------------
                                                        Suffolk County, New York, IDA, Solid Waste Disposal Facility,
                                                        Revenue Refunding Bonds (Ogden Martin System Huntington
                                                        Project), AMT (a):
                          AAA       Aaa         4,660         6% due 10/01/2010                                               5,537
                          AAA       Aaa         5,000         6.15% due 10/01/2011                                            6,026
                          AAA       Aaa         3,530         6.25% due 10/01/2012                                            4,295
                          ---------------------------------------------------------------------------------------------------------
                                                        Tobacco Settlement Financing Corporation of New York Revenue
                                                        Bonds:
                          AAA       Aaa        25,450         Series A-1, 5.25% due 6/01/2021 (a)                            27,973
                          AAA       A3          2,000         Series A-1, 5.25% due 6/01/2022 (a)                             2,182
                          AA-       A3          3,700         Series C-1, 5.50% due 6/01/2021                                 4,042
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,415   Triborough Bridge and Tunnel Authority, New York, General
                                                        Revenue Refunding Bonds, Series B, 5% due 11/15/2010 (e)              1,621
                          ---------------------------------------------------------------------------------------------------------
                          AA-       NR*         5,300   Triborough Bridge and Tunnel Authority, New York, Revenue
                                                        Bonds, DRIVERS, Series 293, 9.772% due 1/01/2032 (g)                  6,341
                          ---------------------------------------------------------------------------------------------------------
                                                        Triborough Bridge and Tunnel Authority, New York, Revenue
                                                        Refunding Bonds (e):
                          AAA       Aaa        12,000         5.25% due 11/15/2023                                           13,030
                          AAA       Aaa         9,035         5% due 11/15/2032                                               9,457
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,500   Triborough Bridge and Tunnel Authority, New York, Subordinate
                                                        Revenue Bonds, 5% due 11/15/2032 (b)                                  2,627
                          ---------------------------------------------------------------------------------------------------------
                          NR*       A3          2,000   United Nations Development Corporation, New York, Revenue
                                                        Refunding Bonds, Senior Lien, Series A, 5.25% due 7/01/2020           2,076
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,000   Westchester County, New York, IDA, Civic Facility Revenue
                                                        Bonds (Purchase College Foundation Housing Project),
                                                        Series A, 5.75% due 12/01/2031 (a)                                    8,025
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,795   Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)             2,107

===================================================================================================================================
Puerto Rico--12.1%
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Children's Trust Fund Project of Puerto Rico, Tobacco
                                                        Settlement Revenue Refunding Bonds:
                          BBB       Baa2        1,000         5.375% due 5/15/2033                                              961
                          BBB       Baa2       10,000         5.50% due 5/15/2039                                             9,350
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Commonwealth, Highway and Transportation
                                                        Authority, Transportation Revenue Bonds:
                          AAA       Aaa         4,800         5.25% due 7/01/2017 (b)                                         5,477
                          AAA       Aaa         1,250         Trust Receipts, Class R, Series B, 10.492%
                                                              due 7/01/2035 (e)(g)                                            1,688


10     MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Schedule of Investments (concluded)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Puerto Rico (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          A         Baa1      $15,495   Puerto Rico Commonwealth, Highway and Transportation
                                                        Authority, Transportation Revenue Refunding Bonds, Series D,
                                                        5.75% due 7/01/2041                                                $ 17,618
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                          A-        Baa1        4,600         5.25% due 7/01/2019                                             5,048
                          A-        Baa1        7,475         5.25% due 7/01/2020                                             8,155
                          ---------------------------------------------------------------------------------------------------------
                          A-        A3          4,750   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                        Series NN, 5.125% due 7/01/2029                                       4,989
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aa2         5,600   Puerto Rico Public Finance Corporation Revenue Bonds,
                                                        DRIVERS, Series 272, 10.086% due 8/01/2030 (g)                        6,529

===================================================================================================================================
Guam--1.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                                        A.B. Won Guam International Airport Authority, General
                                                        Revenue Refunding Bonds, AMT, Series C (e):
                          AAA       Aaa         3,700         5.25% due 10/01/2021                                            4,011
                          AAA       Aaa         1,050         5.25% due 10/01/2022                                            1,131
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$752,870)--161.9%                      801,530
                          =========================================================================================================

                                              Shares
                                              Held      Short-Term Investments
===================================================================================================================================
                                                   27   CMA New York Municipal Money Fund (n)                                    27
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Investments (Cost--$27)--0.0%                           27
===================================================================================================================================
                          Total Investments (Cost--$752,897)--161.9%                                                        801,557

                          Unrealized Depreciation on Forward Interest Rate Swaps**--(0.7%)                                   (3,456)

                          Preferred Stock, at Redemption Value--(63.2%)                                                    (313,022)

                          Other Assets Less Liabilities--2.0%                                                                10,002
                                                                                                                           --------
                          Net Assets Applicable to Common Stock--100.0%                                                    $495,081
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2004.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2004.
(i)   FNMA Collateralized.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.
(l)   CIFG Insured.
(m)   Radian Insured.
(n) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                (4,487)            $   11
      --------------------------------------------------------------------------

*     Not Rated.
** Forward interest rate swaps entered into as of February 29, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 4.363%

      Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2024                                 $78,000       $(3,456)
      --------------------------------------------------------------------------
      Total                                                             $(3,456)
                                                                        =======

+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004      11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of February 29, 2004
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$752,896,619) .........                   $801,556,592
                       Cash ..........................................................                         42,032
                       Interest receivable ...........................................                     10,533,871
                       Prepaid expenses ..............................................                         24,671
                                                                                                         ------------
                       Total assets ..................................................                    812,157,166
                                                                                                         ------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ........                      3,456,102
                       Payables:
                          Investment adviser .........................................    $   310,813
                          Dividends to Common Stock shareholders .....................        206,395
                          Other affiliates ...........................................          2,810         520,018
                                                                                          -----------
                       Accrued expenses ..............................................                         78,137
                                                                                                         ------------
                       Total liabilities .............................................                      4,054,257
                                                                                                         ------------
=====================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per share
                        (1,900 Series A Shares, 1,900 Series B Shares, 3,040 Series
                        C Shares, 3,680 Series D Shares and 2,000 Series E Shares of
                        AMPS* issued and outstanding at $25,000 per share liquidation
                        preference) ..................................................                    313,021,581
                                                                                                         ------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .........................                   $495,081,328
                                                                                                         ============
=====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (30,784,615 shares
                        issued and outstanding) ......................................                   $  3,078,462
                       Paid-in capital in excess of par ..............................                    474,902,115
                       Undistributed investment income--net ..........................    $ 6,936,322
                       Accumulated realized capital losses on investments--net .......    (35,039,442)
                       Unrealized appreciation on investments--net ...................     45,203,871
                                                                                          -----------
                       Total accumulated earnings--net ...............................                     17,100,751
                                                                                                         ------------
                       Total--Equivalent to $16.08 net asset value per share of Common
                        Stock (market price--$15.16) .................................                   $495,081,328
                                                                                                         ============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12     MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Statement of Operations

For the Six Months Ended February 29, 2004
=============================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------
                       Interest .............................................                    $ 18,244,972
                       Dividends from affiliates ............................                          11,244
                                                                                                 ------------
                       Total income .........................................                      18,256,216
                                                                                                 ------------
=============================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................    $ 2,161,168
                       Commission fees ......................................        395,857
                       Accounting services ..................................        118,130
                       Transfer agent fees ..................................         38,924
                       Professional fees ....................................         28,915
                       Printing and shareholder reports .....................         24,701
                       Custodian fees .......................................         20,101
                       Directors' fees and expenses .........................         16,462
                       Listing fees .........................................         14,303
                       Pricing fees .........................................         11,983
                       Other ................................................         37,895
                                                                                 -----------
                       Total expenses before waiver and reimbursement .......      2,868,439
                       Waiver and reimbursement of expenses .................       (181,300)
                                                                                 -----------
                       Total expenses after waiver and reimbursement ........                       2,687,139
                                                                                                 ------------
                       Investment income--net ...............................                      15,569,077
                                                                                                 ------------
=============================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ....................                        (276,345)
                       Change in unrealized appreciation on investments--net                       27,631,695
                                                                                                 ------------
                       Total realized and unrealized gain on investments--net                      27,355,350
                                                                                                 ------------
=============================================================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................                      (1,225,002)
                                                                                                 ------------
                       Net Increase in Net Assets Resulting from Operations .                    $ 41,699,425
                                                                                                 ============

      See Notes to Financial Statements.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004      13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                   For the Six        For the
                                                                                  Months Ended       Year Ended
                                                                                  February 29,       August 31,
Increase (Decrease) in Net Assets:                                                    2004              2003
================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................    $  15,569,077     $  33,504,851
                       Realized gain (loss) on investments--net .............         (276,345)        7,565,934
                       Change in unrealized appreciation on investments--net        27,631,695       (24,859,993)
                       Dividends to Preferred Stock shareholders ............       (1,225,002)       (3,268,878)
                                                                                 -------------------------------
                       Net increase in net assets resulting from operations .       41,699,425        12,941,914
                                                                                 -------------------------------
================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................      (14,130,138)      (27,613,800)
                                                                                 -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ...........................      (14,130,138)      (27,613,800)
                                                                                 -------------------------------
================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ........................................       27,569,287       (14,671,886)
                       Beginning of period ..................................      467,512,041       482,183,927
                                                                                 -------------------------------
                       End of period* .......................................    $ 495,081,328     $ 467,512,041
                                                                                 ===============================
                          * Undistributed investment income--net ............    $   6,936,322     $   6,722,385
                                                                                 ===============================

      See Notes to Financial Statements.


14     MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Financial Highlights


The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.               Months Ended         For the Year Ended August 31,
                                                                     February 29,  -------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2004         2003        2002       2001++     2000++
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......    $ 15.19      $ 15.66     $ 15.78     $ 14.19     $ 14.16
                                                                      --------------------------------------------------------
                       Investment income--net ....................        .51+        1.09+       1.07+       1.12+       1.13
                       Realized and unrealized gain (loss) on
                        investments--net .........................        .88         (.58)       (.19)       1.52         .08
                       Dividends to Preferred Stock shareholders:
                          Investment income--net .................       (.04)        (.08)       (.12)       (.27)       (.37)
                       Capital charge resulting from issuance of
                        Preferred Stock ..........................         --           --          --          --@@        --
                                                                      --------------------------------------------------------
                       Total from investment operations ..........       1.35          .43         .76        2.37         .84
                                                                      --------------------------------------------------------
                       Less dividends to Common Stock shareholders
                        from investment income--net ..............       (.46)        (.90)       (.88)       (.78)       (.81)
                       Capital charge resulting from issuance of
                        Common Stock .............................         --           --          --          --@@        --
                                                                      --------------------------------------------------------
                       Net asset value, end of period ............    $ 16.08      $ 15.19     $ 15.66     $ 15.78     $ 14.19
                                                                      ========================================================
                       Market price per share, end of period .....    $ 15.16      $ 13.79     $ 14.37     $ 14.37     $12.625
                                                                      ========================================================
==============================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ...........      13.48%@@@     2.22%       6.49%      20.75%      (3.58%)
                                                                      ========================================================
                       Based on net asset value per share ........       9.27%@@@     3.32%       5.68%      17.97%       7.14%
                                                                      ========================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding reorganization
                        expenses*** ..............................       1.13%*       1.13%       1.16%       1.14%       1.17%
                                                                      ========================================================
                       Total expenses, excluding reorganization
                        expenses*** ..............................       1.20%*       1.20%       1.23%       1.24%       1.29%
                                                                      ========================================================
                       Total expenses*** .........................       1.20%*       1.20%       1.26%       1.32%       1.46%
                                                                      ========================================================
                       Total investment income--net*** ...........       6.52%*       6.96%       7.01%       7.46%       8.58%
                                                                      ========================================================
                       Amount of dividends to Preferred Stock
                        shareholders .............................        .51%*        .68%        .98%       2.22%       2.90%
                                                                      ========================================================
                       Investment income--net, to Common Stock
                        shareholders .............................       6.01%*       6.28%       6.03%       5.24%       5.68%
                                                                      ========================================================


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004      15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                     For the Six
                                                                     Months Ended         For the Year Ended August 31,
The following per share data and ratios have been derived            February 29,  --------------------------------------------
from information provided in the financial statements.                  2004         2003        2002        2001++      2000++
===============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
-------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding reorganization
                        expenses .................................         .68%*        .68%        .70%        .68%        .67%
                                                                      =========================================================
                       Total expenses, excluding reorganization
                        expenses .................................         .73%*        .73%        .74%        .74%        .74%
                                                                      =========================================================
                       Total expenses ............................         .73%*        .73%        .76%        .78%        .83%
                                                                      =========================================================
                       Total investment income--net ..............        3.95%*       4.22%       4.21%       4.41%       4.87%
                                                                      =========================================================
===============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders .         .79%*       1.05%       1.47%       3.21%       3.80%
                                                                      =========================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock, end
                        of period (in thousands) .................    $495,081     $467,512    $482,184    $485,790    $376,391
                                                                      =========================================================
                       Preferred Stock outstanding, end of period
                        (in thousands) ...........................    $313,000     $313,000    $313,000    $313,000    $274,000
                                                                      =========================================================
                       Portfolio turnover ........................       15.96%       59.02%      86.39%      94.03%      85.08%
                                                                      =========================================================
===============================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 .................    $  2,582      $ 2,494     $ 2,541     $ 2,552     $ 2,374
                                                                      =========================================================
===============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------------
                           Series A--Investment income--net ......    $     89     $    247     $   347     $   765     $   890
                                                                      =========================================================
                           Series B--Investment income--net ......    $     81     $    236     $   348     $   784     $   909
                                                                      =========================================================
                           Series C--Investment income--net@ .....    $    101     $    258     $   377     $   843     $   503
                                                                      =========================================================
                           Series D--Investment income--net@ .....    $    115     $    287     $   391     $   842     $   495
                                                                      =========================================================
                           Series E--Investment income--net@ .....    $     87     $    256     $   347     $   818     $   481
                                                                      =========================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform with current year presentation.
@ The Fund's Preferred Stock was issued on October 7, 1997 for Series A and B and March 6, 2000 for Series C, D and E.
@@    Amount is less than $(.01) per share.
@@@   Aggregate total investment return.

      See Notes to Financial Statements.


16     MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004      17

[LOGO] Merrill Lynch Investment Managers

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended February 29, 2004, FAM earned fees of $2,161,168, of which $171,746 was waived. For the six months ended February 29, 2004, FAM reimbursed the Fund in the amount of $9,554.

For the six months ended February 29, 2004, the Fund reimbursed FAM $8,283 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2004 were $121,574,692 and $112,397,478, respectively.

Net realized gains (losses) for the six months ended February 29, 2004 and net unrealized gains (losses) as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  2,249,892         $ 48,659,973
Forward interest rate swaps ..........          (2,526,237)          (3,456,102)
                                              ---------------------------------
Total ................................        $   (276,345)        $ 45,203,871
                                              =================================

As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $48,750,060, of which $52,717,364 related to appreciated securities and $3,967,304 related to depreciated securities. The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $752,806,532.

4. Stock Transactions:

Common Stock

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


18     MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Notes to Financial Statements (concluded)

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The yields in effect at February 29, 2004 were as follows: Series A, .70%; Series B, .53%; Series C, .45%; Series D, .85% and Series E, .90%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 29, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $149,989 as commissions.

5. Capital Loss Carryforward:

On August 31, 2003, the Fund had a net capital loss carryforward of $24,681,541, of which $4,116,365 expires in 2007, $3,509,287 expires in 2008 and $17,055,889 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on March 30, 2004 to shareholders of record on March 15, 2004.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004      19

[LOGO] Merrill Lynch Investment Managers

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of February 29, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ................................................                77.4%
AA/Aa ..................................................                 3.0
A/A ....................................................                 8.5
BBB/Baa ................................................                 2.6
C/C ....................................................                 0.1
NR (Not Rated) .........................................                 0.0**
Other* .................................................                 8.4
--------------------------------------------------------------------------------
*     Temporary investments in short-term variable rate municipal securities.
**    Amount is less than 0.1%.


20     MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Proxy Results

During the six-month period ended February 29, 2004, MuniHoldings New York Insured Fund Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted      Shares Withheld
                                                                                    For            From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:               Terry K. Glenn                  29,168,842           929,798
                                                Cynthia A. Montgomery           29,190,236           908,404
                                                Kevin A. Ryan                   29,162,888           935,752
                                                Roscoe S. Suddarth              29,173,664           924,976
                                                Edward D. Zinbarg               29,175,669           922,971
----------------------------------------------------------------------------------------------------------------

During the six-month period ended February 29, 2004, MuniHoldings New York Insured Fund Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted      Shares Withheld
                                                                                    For            From Voting
----------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:      Terry K. Glenn                    12,078               43
                                                Ronald W. Forbes                  12,077               44
                                                Cynthia A. Montgomery             12,077               44
                                                Kevin A. Ryan                     12,078               43
                                                Roscoe S. Suddarth                12,078               43
                                                Richard R. West                   12,078               43
                                                Edward D. Zinbarg                 12,078               43
----------------------------------------------------------------------------------------------------------------


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004      21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Charles C. Reilly, Director of MuniHoldings New York Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MHN


22     MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 29, 2004      23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #HOLDNY -- 2/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings New York Insured Fund, Inc.


        By: /s/ Terry K. Glenn
            --------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New York Insured Fund, Inc.

        Date: April 16, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            --------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New York Insured Fund, Inc.

        Date: April 16, 2004


        By: /s/ Donald C. Burke
            --------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings New York Insured Fund, Inc.

        Date: April 16, 2004